                                                                    EXHIBIT 99.2

================================================================================
                                               Monthly Operating Report
--------------------------------------------
CASE NAME:   Physicians Resource Group, Inc.         ACCRUAL Basis

CASE NUMBER: 00-30748-RCM

JUDGE:       Robert C. McGuire
--------------------------------------------


        UNITED STATES BANKRUPTCY COURT

          NORTHERN DISTRICT OF TEXAS

               DALLAS DIVISION

         MONTH ENDING: March 31, 2000




I DECLARE UNDER PENALTY OF PERJURY THAT
I HAVE EXAMINED THE FOLLOWING MONTHLY
OPERATING REPORT (ACCRUAL BASIS-1 THROUGH
ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND THESE DOCUMENTS ARE TRUE,
CORRECT AND COMPLETE. DECLARATION OF THE
PREPARER IS BASED ON ALL INFORMATION OF
WHICH PREPARER HAS KNOWLEDGE.


     RESPONSIBLE PARTY:

   /s/ Michael W. Yeary                       Chief Restructuring Officer
--------------------------------------  ----------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE                       TITLE
             PARTY

        Michael W. Yeary                              28-Apr-00
--------------------------------------  ----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE


     PREPARER:


     /s/ Karen G. Nicolaou                      Controller - Secretary
--------------------------------------  ----------------------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE


        Karen G. Nicolaou                             28-Apr-00
--------------------------------------  ----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

================================================================================
                                                     Monthly Operating Report
-------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                         ACCRUAL BASIS-1
CASE NUMBER: 00-30748-RCM

-------------------------------------------

-------------------------------------------
COMPARATIVE BALANCE
SHEET UNAUDITED       ********AMOUNTS ARE UNAUDITED*******
------------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE          JANUARY          FEBRUARY           MARCH
            ASSETS                                      AMOUNT (1) *
------------------------------------------------------------------------------------------------------------------------
               1       UNRESTRICTED CASH                 46,847,552                 -       48,483,735        48,254,575
------------------------------------------------------------------------------------------------------------------------
               2       RESTRICTED CASH                      899,566                 -          905,566           832,117
------------------------------------------------------------------------------------------------------------------------
               3       TOTAL CASH                        47,747,118                 -       49,389,301        49,086,692
------------------------------------------------------------------------------------------------------------------------
               4       ACCOUNTS RECEIVABLE (NET)          2,963,426                 -           10,561             6,991
------------------------------------------------------------------------------------------------------------------------
               5       INVENTORY                                  -                 -                -                 -
------------------------------------------------------------------------------------------------------------------------
               6       NOTES REC (SEE SCHEDULE)             529,848                 -          529,878           519,948
------------------------------------------------------------------------------------------------------------------------
               7       PREPAID EXPENSES                   2,643,776                 -        2,394,106         2,227,692
------------------------------------------------------------------------------------------------------------------------
               8       OTHER (ATTACH LIST)                        -                 -          459,533           520,581
------------------------------------------------------------------------------------------------------------------------
               9       TOTAL CURRENT ASSETS              53,884,168                 -       52,783,378        52,361,903
------------------------------------------------------------------------------------------------------------------------
              10       PROPERTY, PLANT & EQUIPMENT          201,837                 -        4,525,708         4,485,554
------------------------------------------------------------------------------------------------------------------------
              11       LESS: ACCUM DEPRECATION                    -                 -       (3,281,910)       (3,322,094)
------------------------------------------------------------------------------------------------------------------------
              12       NET PROPERTY, PLANT & EQUIP          201,837                 -        1,243,798         1,163,461
------------------------------------------------------------------------------------------------------------------------
              13       DUE FROM INSIDERS                          -                 -                -                 -
------------------------------------------------------------------------------------------------------------------------
              14       OTHER ASSETS NET (ATTACH          80,910,621                 -       76,928,562        76,936,716
                       LIST)
------------------------------------------------------------------------------------------------------------------------
              15       OTHER (ATTACH LIST)                   40,390                 -           40,390            20,072
------------------------------------------------------------------------------------------------------------------------
              16       TOTAL ASSETS                     135,037,016                 -      130,996,128       130,482,152
------------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
              17       ACCOUNTS PAYABLE                                             -            3,487            57,986
------------------------------------------------------------------------------------------------------------------------
              18       TAXES PAYABLE                                                -                -                 -
------------------------------------------------------------------------------------------------------------------------
              19       NOTES PAYABLE                                                -                -                 -
------------------------------------------------------------------------------------------------------------------------
              20       PROFESSIONAL FEES                                            -          435,600           815,800
------------------------------------------------------------------------------------------------------------------------
              21       SECURED DEBT                                                 -                -                 -
------------------------------------------------------------------------------------------------------------------------
              22       OTHER (ATTACH LIST)                                          -          131,847           124,705
------------------------------------------------------------------------------------------------------------------------
              23       TOTAL POSTPETITION                                           -          570,934           998,491
                       LIABILITIES
------------------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
              24       SECURED DEBT                               -                 -                -                 -
------------------------------------------------------------------------------------------------------------------------
              25       PRIORITY DEBT                        569,603                 -          569,603           569,603
------------------------------------------------------------------------------------------------------------------------
              26       UNSECURED DEBT                   135,307,165                 -      140,982,547       141,098,226
------------------------------------------------------------------------------------------------------------------------
              27       OTHER (ATTACH LIST)                        -                 -          442,726           442,726
------------------------------------------------------------------------------------------------------------------------
              28       TOTAL PREPETITION LIABILITIES    135,876,768                 -      141,994,876       142,110,554
------------------------------------------------------------------------------------------------------------------------
              29       TOTAL LIABILITIES                135,876,768                 -      142,565,810       143,109,045
------------------------------------------------------------------------------------------------------------------------
    EQUITY
------------------------------------------------------------------------------------------------------------------------
              30       PREPETITION OWNERS EQUITY           (839,752)                -      (10,944,475)      (11,050,372)
------------------------------------------------------------------------------------------------------------------------
              31       POSTPETITION CUMULATIVE                                      -         (625,207)       (1,576,520)
                       PROFIT OR (LOSS)
------------------------------------------------------------------------------------------------------------------------
              32       DIRECT CHARGES TO EQUITY                                     -                -
                       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------
              33       TOTAL EQUITY                        (839,752)                -      (11,569,682)      (12,626,893)
------------------------------------------------------------------------------------------------------------------------
              34       TOTAL LIABILITIES & OWNERS       135,037,016                 -      130,996,128       130,482,152
                       EQUITY
------------------------------------------------------------------------------------------------------------------------
========================================================================================================================

     * The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the "February" column represent Physician Resources Group, Inc.'s historical cost basis in the asset net of any allowance for the impairment of the asset.


     (1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs. PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as an when appropriate.

                                               DETAIL SCHEDULE
-----------------------------------------      ACCRUAL BASIS 1
CASE NAME PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                      MONTH: March 2000
                                                      ----------
-----------------------------------------

                                                             **** AMOUNTS ARE UNAUDITED ****
   ITEM                                                SCHEDULE
    NO                  DESCRIPTION                     AMOUNT           JANUARY          FEBRUARY          MARCH
------------------------------------------------------------------------------------------------------------------------------------
     6    NOTES RECEIVABLE
          ----------------------------------------

          E. MOORE                                    2,225,000                          2,225,000       2,225,000
          HALEY                                          77,215                             77,215          77,215
          WYLL                                           76,227                             76,227          76,227
          WESTFIELD                                     250,000                            250,000         247,186
          FRITCH                                        300,000                            300,000         292,819
          SHAFRON                                        60,000                             60,000          60,000
          WILEY                                         150,000                            150,000         150,000
          DOCTORS VISION CENTER                         146,314                            146,314         146,314
                                                    -----------                        -----------     -----------

          TOTAL NOTES RECEIVABLE                      3,284,756                          3,284,756       3,274,761
          ESTIMATED RESERVE AMOUNT                   (2,754,878)                        (2,754,878)     (2,754,813)
                                                    -----------                        -----------     -----------
          ESTIMATED NET PRINCIPAL BALANCE               529,878                            529,878         519,948
                                                    ===========                        ===========     ===========

     7    PREPAID EXPENSES
          ----------------------------------------

          INSURANCE PREMIUMS                          1,118,669                          1,042,041         983,619
          RESOURCES CONNECTION - RETAINER/FEES           92,574                             30,046          29,006
          GEORGE, DONALDSON & FORD - RETAINER            35,000                             35,000          35,000
          ANDREWS & KURTH - RETAINER                    283,863                            283,863         283,863
          ARENT FOX KINTER PLOTKIN & KAHN - RETAINER     14,926                             14,926          18,373
          HORNTHAL PILEY ELLIS & MALLAND - RETAINER       3,500                              3,500           3,500
          JAMES E. BOREN - RETAINER                       8,709                              8,709           8,709
          LEE & McINNISH - RETAINER                         709                                709             709
          MUNSCH HARDT KOPF & HARR - RETAINER            10,000                             10,000          10,000
          NEAL & HARWELL -RETAINER                        3,611                              3,611           3,611
          WOLIN, RIDLEY & MILLER - RETAINER                                                 40,875          40,875
          FARRIS MATTHEWS BRANAN BOBANGO -RETAINER        7,218                              7,218           7,218
          SMYSER, KAPLAN & VESELKA -RETAINER             50,000                             50,000          50,000
          HOULIHAN & LOKEY - RETAINER                    35,000                             35,000          35,000
          JACKSON & WALKER - RETAINER                   250,000                            250,000         250,000
          JONES DAY REAVIS & POGUE -RETAINER             75,000                             75,000          75,000
          MANN FRANKFORT -RETAINER                       80,000                             80,000          80,000
          LAURA JAMES -RETAINER                          20,000                             20,000          20,000
          DICKSON FLATO -RETAINER                        20,000                             20,000          20,000
          GRUBB CONSULTING -RETAINER                      8,400                              8,400           8,400
          CLOUGH & DOUGHERTY, PLLC -RETAINER             12,500                             12,500          12,500
          QUANTUM INTERESTS/DAVID HORN -RETAINER         80,000                             40,000               -
          TONY ROVINSKY -RETAINER                         8,000                              5,034           2,674
          DAVID SEGERS -RETAINER                          6,600                              6,600           6,600
          AM SURG - PREPAID MANAGEMENT FEES             228,453                            174,289         120,124
          5005 RIVERWAY - PREPAID RENT                  143,677                            134,085         122,911
          14800 LANDMARK - PREPAID RENT                  38,793                                                  -
          BAKERSFIELD CBO - PREPAID RENT                  3,174                                                  -
          ORLANDO CBO - PREPAID RENT                      5,400                              2,700               -
                                                    -----------                        -----------     -----------

          TOTAL PREPAID EXPENSES                      2,643,776                          2,394,106       2,227,692
                                                    ===========                        ===========     ===========


     8    OTHER CURRENT ASSETS
          ----------------------------------------

          ACCRUED INTEREST ON NOTES RECEIVABLE                -                            459,532         520,581
                                                    -----------                        -----------     -----------

          TOTAL OTHER CURRENT ASSETS                          -                            459,532         520,581
                                                    ===========                        ===========     ===========


     14   OTHER ASSETS NET OF AMORTIZATION
          ----------------------------------------
          INVESTMENTS IN SUBSIDIARIES                80,910,621                         76,928,562      76,936,716
                                                    -----------                        -----------     -----------

          TOTAL OTHER ASSETS NET OF AMORTIZATION     80,910,621                         76,928,562      76,936,716
                                                    ===========                        ===========     ===========
          PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL CENTERS.
          FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT MARKET VALUE TO BE APPROXIMATELY $80MM FOR
          THESE INTERESTS DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH REALIZING SUCH VALUE, AND EXCLUDING THE
          VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES BY PRG. "MARCH" BALANCES REPRESENT HISTORICAL COST
          BASIS LESS ANY RESERVE FOR IMPAIRMENT OF THE ASSET.

     15   OTHER NON-CURRENT ASSETS
          ----------------------------------------

          DEPOSIT - CMD REALTY INVESTMENT DALLAS         38,790                             38,790          20,072
          DEPOSIT - CATALINA BARBER CORP BAKERSFIELD      1,600                              1,600               -
                                                    -----------                        -----------     -----------

          TOTAL OTHER NON-CURRENT ASSETS                 40,390                             40,390          20,072
                                                    ===========                        ===========     ===========

     22   OTHER POST-PETITION LIABILITIES
          ----------------------------------------

          ACCRUALS FOR ORDINARY COURSE PROFESSIONAS                                                        122,205
          ACCRUAL FOR US TRUSTEE FEE                                                                         2,500
                                                                                       -----------     -----------

                                                                                                           124,705
                                                                                       ===========     ===========

     27   OTHER PRE-PETITION LIABILITIES
          ----------------------------------------

          EMPLOYMENT TAX & W/H LIABILITY ESCROW               -                            442,726 *       442,726
                                                    -----------                        -----------     -----------

          TOTAL OTHER PRE PETITION LIABILITIES                -                            442,726         442,726
                                                    ===========                        ===========     ===========

       * Accrued liability for adjustments which may arise from Ernst & Young's review of IRS transcripts of employment tax activity of Physicians Resource Group, Inc. and affiliated entities. This amount is included in the Restricted Cash Balance.

================================================================================

                                                    Monthly Operating Report
------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                        ACCRUAL BASIS-2

CASE NUMBER: 00-30748-RCM

------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT                     ****** AMOUNTS ARE UNAUDITED ******
UNAUDITED                                      --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                          JANUARY          FEBRUARY           MARCH            QUARTER
    REVENUES                                                                                                    TOTAL
-------------------------------------------------------------------------------------------------------------------------
                 1     GROSS REVENUES                              -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
                 2     LESS: RETURNS & DISCOUNTS                   -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
                 3     NET REVENUE                                 -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------
                 4     MATERIAL                                    -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
                 5     DIRECT LABOR                                -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
                 6     DIRECT OVERHEAD                             -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
                 7     TOTAL COST OF GOODS SOLD                    -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
                 8     GROSS PROFIT                                -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
                 9     OFFICER/INSIDER COMPENSATION                -           63,750            63,750           127,500
-------------------------------------------------------------------------------------------------------------------------
                10     SELLING & MARKETING                         -                -                                   -
-------------------------------------------------------------------------------------------------------------------------
                11     GENERAL & ADMINISTRATIVE                    -          509,714           600,460         1,110,174
-------------------------------------------------------------------------------------------------------------------------
                12     RENT & LEASE                                -           55,586            83,135           138,721
-------------------------------------------------------------------------------------------------------------------------
                13     OTHER (ATTACH LIST)                         -           54,165            54,165           108,329
-------------------------------------------------------------------------------------------------------------------------
                14     TOTAL OPERATING EXPENSES                    -          683,214           801,510         1,484,724
-------------------------------------------------------------------------------------------------------------------------
                15     INCOME(LOSS) BEFORE                         -         (683,214)         (801,510)       (1,484,724)
                       NON-OPERATING INCOME & EXPENSE
-------------------------------------------------------------------------------------------------------------------------
    OTHER  INCOME & EXPENSE
-------------------------------------------------------------------------------------------------------------------------
                16     NON-OPERATING INCOME                        -          547,292           296,243           843,534
-------------------------------------------------------------------------------------------------------------------------
                17     NON-OPERATING EXPENSE                       -              108                 -               108
-------------------------------------------------------------------------------------------------------------------------
                18     INTEREST EXPENSE                            -                -                 -                 -
-------------------------------------------------------------------------------------------------------------------------
                19     DEPRECIATION/DEPLETION                      -           54,284            59,625           113,908
-------------------------------------------------------------------------------------------------------------------------
                20     AMORTIZATION                                -                                                    -
-------------------------------------------------------------------------------------------------------------------------
                21     OTHER (ATTACH LIST)                         -                             33,953            33,953
-------------------------------------------------------------------------------------------------------------------------
                22     NET OTHER INCOME & EXPENSES                 -          492,900           202,666           695,566
-------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------
                23     PROFESSIONAL FEES                           -          433,643           351,219           784,862
-------------------------------------------------------------------------------------------------------------------------
                24     U. S. TRUSTEE FEES                          -            1,250             1,250             2,500
-------------------------------------------------------------------------------------------------------------------------
                25     OTHER (ATTACH LIST)                         -                                                    -
-------------------------------------------------------------------------------------------------------------------------
                26     TOTAL REORGANIZATION EXPENSES               -          434,893           352,469           787,362
-------------------------------------------------------------------------------------------------------------------------
                27     INCOME TAX                                  -                                                    -
-------------------------------------------------------------------------------------------------------------------------
                28     NET PROFIT (LOSS)                           -         (625,207)         (951,313)       (1,576,520)
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================================================

                                                       DETAIL SCHEDULES
-------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.              ACCRUAL BASIS 2

CASE NUMBER: 00-30748-RCM                              MONTH: MARCH 2000
                                                              ----------
-------------------------------------------

ITEM                                            *** AMOUNTS ARE UNAUDITED ***

 NO                         DESCRIPTION                   JANUARY           FEBRUARY          MARCH
-----------------------------------------------------------------------------------------------------
11              GENERAL & ADMINISTRATIVE:
                -------------------------------------

                SALARIES                                                        221,522       231,687
                CONSULTING FEES                                                 188,031       164,569
                PAYROLL TAXES                                                    22,068        42,398
                INSURANCE                                                        61,938        58,888
                TRAVEL                                                            2,342         8,108
                LODGING                                                           1,036         3,839
                CONTRACT LABOR                                                    6,732        12,149
                OFFICE SUPPLIES & EXPENSE                                         4,070         5,185
                POSTAGE & DELIVERY                                                    -         6,554
                TELEPHONE                                                           898        23,527
                MAINTENANCE & REPAIR                                                456        42,651
                DATA PROCESSING                                                     623           906
                                                                            -----------   -----------

                TOTAL GENERAL & ADMINISTRATIVE                                  509,715       600,460
                                                                            ===========   ===========

13              OTHER OPERATING EXPENSES
                -------------------------------------

                ASC MANAGEMENT FEES                                              54,165        54,165
                                                                            -----------   -----------

                TOTAL OTHER OPERATING EXPENSES                                   54,165        54,165
                                                                            ===========   ===========

16              NON-OPERATING INCOME
                -------------------------------------

                GAIN (LOSS) ON SALE OF ASSETS                                         -       (22,077)
                TAX REFUND                                                        6,664             -
                INTEREST INCOME                                                 190,627       315,080
                LEGAL EXPENSE REIMBURSEMENT                                     350,000             -
                MISCELLANEOUS                                                         -         3,240
                                                                            -----------   -----------

                TOTAL OTHER INCOME & EXPENSE                                    547,291       296,243
                                                                            ===========   ===========


21              NON-OPERATING EXPENSES
                -------------------------------------

                PENALTIES & LATE FEES                                                 -        20,096
                PROPERTY TAXES                                                        -        13,857
                                                                            -----------   -----------

                TOTAL OTHER NON OPERATING EXPENSES                                             33,953
                                                                            ===========   ===========

-------------------------------------------------------------------------------

                                                   Monthly Operating Report
------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.              ACCRUAL BASIS-3

CASE NUMBER: 00-30748-RCM
------------------------------------------

                       ******AMOUNTS ARE UNAUDITED******

--------------------------------------------------------------------------------
CASH RECEIPTS AND                    JANUARY    FEBRUARY       MARCH     QUARTER
DISBURSEMENTS - UN AUDITED                                                TOTAL

--------------------------------------------------------------------------------
  1  BEGINNING BALANCE            47,747,118  47,747,118  49,389,301  47,747,118
--------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------
  2  CASH SALES                            -                                   -
--------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------
  3  PREPETITION                           -                                   -
--------------------------------------------------------------------------------
  4  POSTPETITION                          -                                   -
--------------------------------------------------------------------------------
  5  TOTAL OPERATING RECEIPTS              -           -           -           -
--------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
--------------------------------------------------------------------------------
  6  LOANS & ADVANCES (ATTACH LIST)        -                                   -
--------------------------------------------------------------------------------
  7  SALE OF ASSETS                        -                                   -
--------------------------------------------------------------------------------
  8  OTHER (ATTACH LIST)                   -   2,100,148     317,019   2,417,168
--------------------------------------------------------------------------------
  9  TOTAL NON-OPERATING RECEIPTS          -   2,100,148     317,019   2,417,168
--------------------------------------------------------------------------------
 10  TOTAL RECEIPTS                        -   2,100,148     317,019   2,417,168
--------------------------------------------------------------------------------
 11  TOTAL CASH AVAILABLE         47,747,118  49,847,266  49,706,320  50,164,286
--------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------
 12  NET PAYROLL                           -     212,195     156,307     368,503
--------------------------------------------------------------------------------
 13  PAYROLL TAXES PAID                    -     214,427      76,264     290,691
--------------------------------------------------------------------------------
 14  SALES, USE & OTHER TAXES PAID         -           -      73,449      73,449
--------------------------------------------------------------------------------
 15  SECURED/ RENTAL/ LEASES               -         350      93,108      93,459
--------------------------------------------------------------------------------
 16  UTILITIES                             -         923      24,575      25,497
--------------------------------------------------------------------------------
 17  INSURANCE                             -       1,927      17,581      19,508
--------------------------------------------------------------------------------
 18  INVENTORY PURCHASES                   -           -           -           -
--------------------------------------------------------------------------------
 19  VEHICLE EXPENSE                       -           -           -           -
--------------------------------------------------------------------------------
 20  TRAVEL                                -       3,377       9,233      12,610
--------------------------------------------------------------------------------
 21  ENTERTAINMENT-ONSITE MEALS            -         764         340       1,104
--------------------------------------------------------------------------------
 22  REPAIRS & MAINTENANCE                 -         456       5,479       5,935
--------------------------------------------------------------------------------
 23  SUPPLIES                              -       6,066       8,801      14,867
--------------------------------------------------------------------------------
 24  ADVERTISING                           -           -           -           -
--------------------------------------------------------------------------------
 25  OTHER (ATTACH LIST)                   -      17,479     145,324     162,802
--------------------------------------------------------------------------------
 26  TOTAL OPERATING DISBURSEMENTS         -     457,965     610,460   1,068,425
--------------------------------------------------------------------------------
REORGANIZATION FEES
--------------------------------------------------------------------------------
 27  PROFESSIONAL FEES                     -           -           -           -
--------------------------------------------------------------------------------
 28  U.S. TRUSTEE FEES                     -           -           -           -
--------------------------------------------------------------------------------
 29  OTHER (ATTACH LIST)                   -           -       9,169       9,169
--------------------------------------------------------------------------------
 30  TOTAL REORGANIZATION EXPENSES         -           -       9,169       9,169
--------------------------------------------------------------------------------
 31  TOTAL DISBURSEMENTS                   -     457,966     619,628   1,077,593
--------------------------------------------------------------------------------
 32  NET CASH FLOW                         -   1,642,183    (302,608)  1,339,574
--------------------------------------------------------------------------------
 33  CASH - END OF MONTH          47,747,118  49,389,301  49,086,692  49,086,692
--------------------------------------------------------------------------------
================================================================================

                                  DIFFERENCE

                                                    DETAIL SCHEDULES
------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.           ACCRUAL BASIS 3

CASE NUMBER: 00-30748-RCM                           MONTH: March 2000
------------------------------------------                 ----------


ITEM                                            *** AMOUNTS ARE UNAUDITED ***

NO              DESCRIPTION                    JANUARY   FEBRUARY        MARCH
------------------------------------------------------------------------------

     NON OPERATING RECEIPTS
     -----------------------------------------

 7   SALE OF ASSETS:

                                                        ---------    ---------
     SUB-TOTAL SALES OF ASSETS                                  -            -
                                                        =========    =========

 8   OTHER:

     COLLECTION ON RECEIVABLE                           1,682,317       47,462
     INTEREST INCOME                                            -      204,985
     D & O INSURANCE CLAIM REFUND                         350,000            -
     TAX REFUNDS                                           35,460            -
     COBRA PAYMENTS RECEIVED                               13,346       17,667
     REPAYMENT WORKING CAPITAL ADV                         12,000            -
     SALE OF FURNITURE & FIXTURES (REMOTE OFCS)             6,654        3,274
     RETURNED CHECKS                                            -       41,521
     REIMBURSEMENT OF ADMIN EXPENSES                          371        2,111
                                                        ---------    ---------

                                                        2,100,148      317,019
                                                        =========    =========

     TOTAL NON OPERATING RECEIPTS                       2,100,148      317,019
                                                        =========    =========


25   OTHER OPERATING DISBURSEMENTS
     -----------------------------------------

     INVESTOR RELATIONS                                         -        3,500
     CONTRACT LABOR  -  OTHER                               6,732       10,992
     PENALTIES & LATE FEES                                    108           65
     CONSULTING FEES                                        8,616      129,425
     DATA PROCESSING SERVICES                                 623          906
     TAX LIABILITY  -  CURRENT PORTION                      1,400          435
                                                        ---------    ---------

     TOTAL OTHER OPERATING DISBURSEMENTS                   17,479      145,323
                                                        =========    =========

29   OTHER REORGANIZATION FEES
     -----------------------------------------

     ADVERTISING OF BANKRUPTCY IN
     WSJ & OTHER PUBS                                           -        5,669
                                                        =========    =========

-------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------                               Monthly Operating Report
    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                    ACCRUAL BASIS-4
    CASE NUMBER: 00-30748-RCM
  -------------------------------------------------
********** ALL AMOUNTS ARE UNAUDITED **********
  -------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE         JANUARY          FEBRUARY          MARCH
  ACCOUNTS RECEIVABLE AGING                                AMOUNT
  -------------------------------------------------------------------------------------------------------------------
    1  0 - 60                                                    -
  -------------------------------------------------------------------------------------------------------------------
    2  31 - 60                                                   -
  -------------------------------------------------------------------------------------------------------------------
    3  61 - 90                                                   -
  -------------------------------------------------------------------------------------------------------------------
    4  91 +                                                      -
  -------------------------------------------------------------------------------------------------------------------
    5  TOTAL ACCOUNTS RECEIVABLE                                 -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
    6  AMOUNT CONSIDERED                                         -                -                -                -
       UNCORRECTABLE
  -------------------------------------------------------------------------------------------------------------------
    7  ACCOUNTS RECEIVABLE (NET)                                 -                -                -                -
  -------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------
  AGING OF POSTPETITION TAXES                                               MONTH:  March 2000
  AND PAYABLES                                                                    ----------------------------------
  -------------------------------------------------------------------------------------------------------------------
  TAXES PAYABLE                                       0 - 30 DAYS      31 - 60 DAYS     61 - 90 DAYS        TOTAL
  -------------------------------------------------------------------------------------------------------------------
    1  FEDERAL                                                   -                                                  -
  -------------------------------------------------------------------------------------------------------------------
    2  STATE                                                     -                                                  -
  -------------------------------------------------------------------------------------------------------------------
    3  LOCAL                                                     -                                                  -
  -------------------------------------------------------------------------------------------------------------------
    4  OTHER (ATTACH LIST)                                                                                          -
  -------------------------------------------------------------------------------------------------------------------
    5  TOTAL TAXES PAYABLE                                                        -                -                -
  -------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------
    6  ACCOUNTS PAYABLE                                     57,986                                             57,986
  -------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------
  STATUS OF POSTPETITION TAXES                                              MONTH:  March 2000
                                                                                   ----------------------------------
  -------------------------------------------------------------------------------------------------------------------
  FEDERAL (ADP REPORTS ATTACHED)                       BEGINNING TAX      AMOUNT WITHHELD AMOUNT PAID     ENDING TAX
                                                       LIABILITY *                                        LIABILITY
  -------------------------------------------------------------------------------------------------------------------
    1  WITHHOLDING  **                                           -           49,255           49,255                -
  -------------------------------------------------------------------------------------------------------------------
    2  FICA-EMPLOYEE  **                                         -           12,848           12,848                -
  -------------------------------------------------------------------------------------------------------------------
    3  FICA-EMPLOYER  **                                         -           12,848           12,848                -
  -------------------------------------------------------------------------------------------------------------------
    4  UNEMPLOYMENT                                              -              120              120                -
  -------------------------------------------------------------------------------------------------------------------
    5  INCOME                                                    -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
    6  OTHER(ATTACH LIST)                                        -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
    7  TOTAL FEDERAL TAXES                                       -           75,071           75,071                -
  -------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  -------------------------------------------------------------------------------------------------------------------
    8  WITHHOLDING                                               -              707              707                -
  -------------------------------------------------------------------------------------------------------------------
    9  SALES                                                     -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
   10  EXCISE                                                    -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
   11  UNEMPLOYMENT (Note 1)                                     -            2,434            2,434                -
  -------------------------------------------------------------------------------------------------------------------
   12  REAL PROPERTY                                             -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
   13  PERSONAL PROPERTY                                         -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
   14  OTHER (ATTACH LIST)                                       -                -                -                -
  -------------------------------------------------------------------------------------------------------------------
   15  TOTAL   STATE & LOCAL                                     -            3,141            3,141                -
  -------------------------------------------------------------------------------------------------------------------
   16  TOTAL TAXES                                               -           78,211           78,211                -
  -------------------------------------------------------------------------------------------------------------------
      *  Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     **  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

         Note: AB-3 includes amounts from ADP reports only. This total includes an adjustment picked up on the bank reconciliation.
=====================================================================================================================

                                                  Monthly Operating Report
------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.            ACCRUAL BASIS-5

CASE NUMBER: 00-30748-RCM
------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

********** ALL AMOUNTS ARE UNAUDITED **********

------------------------------------------
BANK RECONCILIATIONS                                                                      MONTH:  March 2000
                                                                                                  ----------------
------------------------------------------------------------------------------------------------------------------
A.   BANK                                           SWBOT                              COMERICA *
------------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER                                326003                              1880647522          TOTAL
------------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE)                         OPERATING (1)                              TAX ESCROW
------------------------------------------------------------------------------------------------------------------
  1  BALANCE PER BANK STATEMENT                 3,077,896                                                3,077,896
------------------------------------------------------------------------------------------------------------------
  2  ADD: TOTAL DEPOSITS NOT CREDITED                                                                            -
------------------------------------------------------------------------------------------------------------------
  3  SUBTRACT: OUTSTANDING CHECKS                 168,348                                                  168,348
------------------------------------------------------------------------------------------------------------------
  4  OTHER RECONCILING ITEMS                       11,995                                                   11,995
------------------------------------------------------------------------------------------------------------------
  5  MONTH END BALANCE PER BOOKS                2,921,542                      -          832,117        3,753,659
------------------------------------------------------------------------------------------------------------------
  6  NUMBER OF LAST CHECK WRITTEN                    1369                                     N/A
------------------------------------------------------------------------------------------------------------------
  *  Escrow for tax payments resulting from the Ernst & Young review of IRS transcripts for Physicians resource
     Group, Inc. and affiliate companies.

 (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.

------------------------------------------
INVESTMENT ACCOUNTS                                                                       MONTH:  March 2000
                                                                                                  ----------------
------------------------------------------------------------------------------------------------------------------
                                                DATE OR              TYPE OF            PURCHASE          CURRENT
BANK ACCOUNT NAME AND NUMBER                    PURCHASE           INSTRUMENT             PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
  7  Southwest Bank of Texas                    2-Mar-00        US Treasury Bill       23,384,140       23,482,691
------------------------------------------------------------------------------------------------------------------
  8  Southwest Bank of Texas                    21-Jan-00       US Treasury Bill        9,999,751       10,101,334
------------------------------------------------------------------------------------------------------------------
  9  Southwest Bank of Texas                    4-Feb-00        US Treasury Bill       11,498,315       11,593,416
------------------------------------------------------------------------------------------------------------------
 10  Southwest Bank of Texas                    21-Jan-00        Cert of Deposit          154,000          155,592
------------------------------------------------------------------------------------------------------------------
 11  TOTAL INVESTMENTS                                                                 45,036,206       45,333,033
------------------------------------------------------------------------------------------------------------------
------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
 12  CURRENCY ON HAND                                                                                            -
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 13  TOTAL CASH - END OF MONTH                                                                          49,086,692
------------------------------------------------------------------------------------------------------------------
==================================================================================================================

================================================================================
                                                    Monthly Operating Report
-------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                               ACCRUAL BASIS-6

-------------------------------------------
                                                            MONTH: MARCH 2000
                                                                   ----------

********** ALL AMOUNTS ARE UNAUDITED **********

     -------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     -------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
       INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
                           NAME                          TYPE OF        AMOUNT PAID       TOTAL PAID
                                                         PAYMENT                           TO DATE
-----------------------------------------------------------------------------------------------------------------------------------
                 1     LANE EDENBURN                     SALARY               14,583           29,167
-----------------------------------------------------------------------------------------------------------------------------------
                 2     KAREN NICOLAOU                    SALARY               11,667           23,334
-----------------------------------------------------------------------------------------------------------------------------------
                 3     MICHAEL YEARY                     SALARY               37,500           75,000
-----------------------------------------------------------------------------------------------------------------------------------
                       SUBTOTAL                                               63,750          127,500
-----------------------------------------------------------------------------------------------------------------------------------
                 4     KAREN NICOLAOU                 EXP REIMBRMT             2,604            4,154
-----------------------------------------------------------------------------------------------------------------------------------
                 5     MICHAEL YEARY                  EXP REIMBRMT             2,122            3,196
-----------------------------------------------------------------------------------------------------------------------------------
                 6     LANE EDENBURN                  EXP REIMBRMT               682              682
-----------------------------------------------------------------------------------------------------------------------------------
                 6     TOTAL PAYMENTS TO INSIDERS                             68,476          134,850
-----------------------------------------------------------------------------------------------------------------------------------

                       Note: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2

-----------------------------------------------------------------------------------------------------------------------------------
    PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                             DATE OF COURT
                          NAME             ORDER AUTHORIZING    AMOUNT APPROVED  AMOUNT PAID  TOTAL PAID TO      TOTAL
                                                PAYMENT                                          DATE          INCURRED &
                                                                                                              UNPAID *  (1)
-----------------------------------------------------------------------------------------------------------------------------------
                 1     ANDREWS & KURTH                                                     -           -         389,200
-----------------------------------------------------------------------------------------------------------------------------------
                 2     JACKSON & WALKER                                                    -           -         371,200
-----------------------------------------------------------------------------------------------------------------------------------
                 3     MANN FRANKFORT                                                      -           -               -
-----------------------------------------------------------------------------------------------------------------------------------
                 4     DAVID HORN                                                     40,000      80,000               -
-----------------------------------------------------------------------------------------------------------------------------------
                 5     TOTAL PAYMENTS TO
                         PROFESSIONALS                                                40,000      80,000         760,400
-----------------------------------------------------------------------------------------------------------------------------------

                    *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.




-------------------------------------------------------------------------------
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------

                                SCHEDULED
                                 MONTHLY        AMOUNTS PAID     TOTAL UNPAID
                               PAYMENTS DUE     DURING MONTH     POSTPETITION
       NAME OF CREDITOR
-------------------------------------------------------------------------------
1
-------------------------------------------------------------------------------
2
-------------------------------------------------------------------------------
3
-------------------------------------------------------------------------------
4
-------------------------------------------------------------------------------
5
-------------------------------------------------------------------------------
6   TOTAL
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.              MONTHLY OPERATING REPORT

CASE NUMBER: 00-30748-RCM                                ACCRUAL BASIS - 7
--------------------------------------------------

QUESTIONNAIRE                                                 MONTH: March, 2000
                                                                    ------------

--------------------------------------------------------------------------------
                                                                    YES      NO
--------------------------------------------------------------------------------
 1   Have any assets been sold or transferred outside                        X
     the normal course of business in this reporting
     period?
--------------------------------------------------------------------------------
 2   Have any funds been disbursed from any account                  X
     other than a debtor in possession account?
--------------------------------------------------------------------------------
 3   Are any postpetition receivables (accounts, notes                       X
     or loans) due from related parties?
--------------------------------------------------------------------------------
 4   Have any payments been made on prepetition                              X
     liabilities this reporting period?
--------------------------------------------------------------------------------
 5   Have any postpetition loans been received by the                        X
     debtor from any party?
--------------------------------------------------------------------------------
 6   Are any postpetition payroll taxes past due?                            X
--------------------------------------------------------------------------------
 7   Are any postpetition state or federal income                            X
     taxes past due?
--------------------------------------------------------------------------------
 8   Are any postpetition real estate taxes past due?                        X
--------------------------------------------------------------------------------
 9   Are any other postpetition taxes past due?                              X
--------------------------------------------------------------------------------
 10  Are any amounts owed to postpetition creditors                          X
     delinquent?
--------------------------------------------------------------------------------
 11  Have any prepetition taxes been paid during the                 X
     reporting period?
--------------------------------------------------------------------------------
 12  Are any wage payments past due.                                         X
--------------------------------------------------------------------------------

If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------
     INSURANCE

--------------------------------------------------------------------------------
                                                                    YES      NO
--------------------------------------------------------------------------------
 1   Are workers compensation, general liability and                 X
     other necessary insurance coverages in effect?
--------------------------------------------------------------------------------
 2   Are all premium payments paid current.                                  X
--------------------------------------------------------------------------------
 3   Please itemized policies below.                         SCHEDULE ATTACHED
--------------------------------------------------------------------------------

If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
TYPE OF POLICY                                                       CARRIER              PERIOD            PAYMENT
                                                                                                            ------------------------
                                                                                         COVERED            AMOUNT    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
 1   Property "all risk" except policy exclusions                    Hartford             12/99 - 12/00     11,673    MNTHLY
------------------------------------------------------------------------------------------------------------------------------------
 2   Umbrella Liability excess of schedule of underlying insurance   TIG Specialty        06/99 - 06/00     48,579    QTRLY
------------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                      RESPONSES TO QUESTIONNAIRE
  CASE NUMBER: 00-30748-RCM
  ------------------------------------------           MONTH: MARCH 2000
                                                             -------------------

QUESTIONNAIRE
------------------------------------------------
 2   Disbursements from non-DIP accounts.
     -------------------------------------------

     Payment was made from Comerica account that is an escrow account that is restricted to payment of tax liabilities per Ernst & Young review. Payment is described below as item 11. Payment was made prior to changing the account styling to included the DIP designation. First day motions have been sent to bank to change account styling.

11   Prepetition taxes
     -------------------------------------------

     Seventy three thousand four hundred forty eight dollars and seventy five cents ($73,448.75) was paid to the Texas Workforce Commission for unemployment taxes for an affiliated company of PRG. Payment was issued from our restricted cash account at Comerica.

     Thirty-five dollars ($35) was paid to the North Carolina Department of Revenue for franchise taxes for Physician's Resource Group, Inc. and its affiliated companies.

     Twenty-five dollars ($25) was paid to the State Tax Commission of Missippi for franchise taxes for Physician's Resource Group, Inc. and its affiliated companies.

     Three hundred twenty five dollars ($325) was paid to the New York State Corp. Tax for franchise taxes for Physician's Resource Group, Inc. and its affiliated companies.

     Twenty five dollars ($25) was paid to the South Carolina Dept. Of Rev. for franchise taxes for Physician's Resource Group, Inc. and its affiliated companies.

     Twenty five dollars and thirty four cents ($25.34) was paid to the Louisiana Dept. Of Rev. for franchise taxes for Physician's Resource Group, Inc. and its affiliated companies.

Insurance:
------------------------------------------------

 2   Premiums paid currently.
     -------------------------------------------

     In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after 01FEB00 dated
     31JAN00 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. The company is currently in the process of reconciling their account with AON, and the accounts will be brought current after obtaining appropriate payment authority from the court. PRG has not received notice of cancellation or potential cancellation.

     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                         MONTHLY OPERATING REPORT

     CASE NUMBER: 00-30748-RCM                                                          SCHEDULE OF INSURANCE COVERAGE

                                                                                            MONTH:  MARCH, 2000

                                                                                  POLICY PERIOD                          LIMIT OF
                                                                                   -----------------------
                       TYPE OF COVERAGE                       CARRIER               INCEPTION   EXPIRATION   PREMIUM:    LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1    Directors, Officers and Corporate Liability     National Union Fire Insur      20-Apr-99   20-Apr-00     $724,000   $10,000,000
     (Renewal and Extension)                         Co of Pittsburgh, PA

2    Directors, Officers and Corporate Liability     National Union Fire Insur      20-Apr-00   20-Apr-01     $450,000   $10,000,000
     (One year extension of coverage)                Co of Pittsburgh, PA


3    Directors, Officers and Corporate Liability     National Union Fire Insur      20-Apr-01   20-Apr-07     $450,000   $10,000,000
     (Six year run off.)                             Co of Pittsburgh, PA

4    Employed Lawyers Liability Insurance            National Union Fire Insur      20-Apr-99   20-Apr-00     $  9,160   $ 5,000,000
     (Note 1)                                        Co of Pittsburgh, PA

5    Commercial Crime                                National Union Fire Insur      20-Apr-99   20-Apr-00     $ 15,591   $ 5,000,000
     (Note 2)                                        Co of Pittsburgh, PA

6    Workers Compensation - Standard forms;          Hartford Insurance Co/         31-Dec-99   31-Dec-00     $ 28,259   $ 1,000,000
     Extended Broad Form endorsement where           Hartford Mid West Insur
     applicable

7    Auto Standard Forms & Broad Form Auto           Hartford Insurance Co          31-Dec-99   31-Dec-00     $  2,300   $ 1,000,000
     Endorsement

8    Property                                        Hartford Insurance Co          31-Dec-99   31-Dec-00     $140,073   $43,835,755

9    Umbrella Liability                              TIG Specialty Insurance        1-Jun-99     1-Jun-00     $185,061   $10,000,000

Note 1: Policy has been extended for a period of one year on terms substantially the same as the expiring coverage.

Note 2: Policy has been extended for a period of approximately thirty days pending completion of negotiations with the underwriter.